April 30, 2002





                                Annual Report






[NYSE LOGO]                     CLOSED-END NYSE-TRADED MUNICIPAL BOND FUNDS
                                PIMCO Municipal Income Fund (PMF)
                                PIMCO California Municipal Income Fund (PCQ)
                                PIMCO New York Municipal Income Fund (PNF)

TABLE OF CONTENTS

President's Letter ............................................................3

Fund Summaries ..............................................................4-9

Schedules of Investments ..................................................10-17

                                                                    SCHEDULE OF
FUND                                                FUND SUMMARY    INVESTMENTS

PIMCO Municipal Income Fund ........................4 ........................10
PIMCO California Municipal Income Fund .............6 ........................13
PIMCO New York Municipal Income Fund ...............8 ........................16

Statements of Assets and Liabilities .........................................18

Statements of Operations .....................................................19

Statements of Changes in Net Assets Applicable to Common Shareholders ........20

Notes to Financial Statements .............................................21-23

Financial Highlights .........................................................24

Report of Independent Accountants ............................................25

Tax Information ..............................................................26

Dividend Reinvestment Plan ...................................................27

Board of Trustees .........................................................28-29

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of any of the Funds or any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund hereby gives notice that it may from time to time repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

[Picture]


Dear Shareholder:

PIMCO Funds is pleased to provide you with the initial annual report for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (the "Municipal Income Funds"), for the period June 29, 2001 (commencement of operations) through April 30, 2002.

The Funds' first--albeit abbreviated--fiscal year was marked by ongoing volatility in both the stock and the bond markets. Given this environment, I am pleased to report that each of the Funds posted positive results during the period. In fact, the Municipal Income and California Municipal Income funds increased their per share common dividends in January. Each of the Funds continue to deliver a steady stream of tax-exempt income: all were yielding well over 6% (annualized, based on each Fund's market price) at April 30, 2002.

Please note that the Municipal Income Funds' utilize leverage--which entails additional risks, including enhanced interest rate risk--added to these results. During adverse market conditions, leverage can also exacerbate negative performance. That is why it continues to be important to maintain a well-diversified portfolio of investments. Your financial advisor can work with you to develop an asset allocation strategy that is right for you.

I encourage you to review the fund information and commentaries on the following pages carefully. If you have any questions, please contact your financial advisor, or call our shareholder services area at 1-877-819-2224. You can also access a wide range of information and resources through our Web site--www.pimcofunds.com.

Thank you again for the trust you have placed in PIMCO Funds.


Sincerely,

/s/ Stephen Treadway

Stephen Treadway
Chairman
May 31, 2002

The opinions expressed in this letter are those of the author and no forecasts can be guaranteed.

                          4/30/02 | PIMCO Municipal Income Funds Annual Report 3

A NYSE-TRADED MUNICIPAL BOND FUND

PIMCO MUNICIPAL INCOME FUND

SYMBOL:
PMF

INVESTMENT OBJECTIVE:
PIMCO Municipal Income Fund seeks to provide income exempt from federal income tax.

MAIN INVESTMENTS:
Municipal fixed-income securities the interest from which is exempt from federal income taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$538.7 million (as of 4/30/02)

PORTFOLIO MANAGER:
Mark McCray


[Picture]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 11 years of investment experience.

"With the current economic and political uncertainty, municipal bonds offer attractive yields with a high quality credit profile."

Mark McCray

The Lehman General Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one-year. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through April 30, 2002. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001. Since the Fund's inception through April 30, 2002, the Fund's shares at NAV returned 4.36%, compared to 4.99% for the Lehman General Municipal Bond Index over the same time period. (For share price information, see opposite page.)

BONDS PERFORM WELL AMID RECESSION, MILITARY UNCERTAINTY.

Bonds were among the top-performing investments in a volatile and disappointing year for the financial markets. However, municipal bonds underperformed taxable debt as investors sought Treasuries in reaction to a sharp economic slowdown driven by deteriorating corporate profits, surging unemployment and decreased business investment. The attacks of September 11th exacerbated these trends and caused confidence to decline. Ongoing tensions in the Middle East have also driven investors towards the safety and quality of Treasury debt. To stave off a recession, the Federal Reserve mounted an aggressive easing campaign, lowering the nominal Federal Funds rate to its lowest level in 40 years. Late in the period, signs of a recovery emerged, increasing expectations for renewed Fed tightening. As a result, interest rates rose, causing bonds to give back some of their gains.

REVENUE BONDS, HIGH QUALITY FOCUS, FUEL RETURNS.

The Fund's emphasis on high quality bonds was positive for performance as credit premiums in the national municipal debt market widened amidst volatility in the financial markets. Revenue bonds also performed well, boosted by improved credit profiles and a pickup in investor demand. The Fund's use of preferred shares increased portfolio yield as the national municipal yield curve steepened in response to the Fed's easing campaign. However, the Fund's exposure to transportation bonds detracted from performance as this sector experienced difficulty in the wake of the terrorist attacks.

MUNICIPAL BONDS OFFER COMPELLING VALUE, ATTRACTIVE YIELDS.

We believe that the global downturn has ended, and that a modest recovery will ensue led by the U.S. Growth in the U.S. will come from the restocking of inventories after one of the steepest and fastest liquidations on record. However, we expect growth to slow in the second half of 2002 as gains from inventory rebuilding work through the economy. We also feel that the Fed will take back some of its post-September 11 emergency easing later this year. In this environment we intend to emphasize high quality, as fiscal conditions remain strained for many municipal issuers. We expect to continue to emphasize revenue bonds, which offer attractive risk-adjusted yields.

4 PIMCO Funds Municipal Income Funds Annual Report | 4.30.02

PIMCO MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of April 30, 2002

CUMULATIVE TOTAL RETURN                       On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)    3.05%                   4.36%

CREDIT QUALITY
(S&P Ratings)* (as a % of investments)
AAA                                         44%
AA                                          18%
A                                           28%
BBB                                          4%
BB                                           5%
B                                            1%
Weighted Average Quality                     AA

PORTFOLIO STATISTICS*

Market Price                            $14.70
Net Asset Value                         $14.22
Market Yield(1)                           6.63%
Taxable Equivalent Yield(2)              10.80%
(Federal Income Tax Rate)
Fund Net Assets (millions)              $538.7
Average Effective Maturity (years)       21.26
Average Duration(3)                      12.18

PORTFOLIO
COMPOSITION* (as a % of investments)
Healthcare Revenue                          28%
Local General Obligations                   14%
Other Revenue                               13%
Transportation Revenue                      12%
Housing Revenue                              6%

TOP FIVE STATES  (as a % of investments)
Texas                                     16.6%
Illinois                                  13.3%
Pennsylvania                               8.5%
Louisiana                                  8.3%
Michigan                                   8.0%

COMMON SHARE PRICE PERFORMANCE

o Municipal Income Fund at Market Price
o Municipal Income Fund at NAV

[Line Chart]

MONTHLY DIVIDENDS PER
COMMON SHARE FOR LAST
SIX MONTHS

[Bar Chart]

INVESTMENT PROCESS

The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a federal tax rate of 38.6%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

                          4/30/02 | PIMCO Municipal Income Funds Annual Report 5

A NYSE-TRADED MUNICIPAL BOND FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

SYMBOL:
PCQ

INVESTMENT OBJECTIVE:
PIMCO California Municipal Income Fund seeks to provide current income exempt from federal and California State income tax.

MAIN INVESTMENTS:
Municipal fixed-income securities the interest from which is exempt from federal and California State income taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$396.7 million (as of 4/30/02)

PORTFOLIO MANAGER:
Mark McCray


[Picture]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 11 years of investment experience.

"Given the uncertainty about the direction of the economy, California municipal bonds offer attractive yields relative to taxable debt."

Mark McCray

The Lehman Insured California Municipal Debt Index is an unmanaged index comprised of insured California Municipal Bond Issues. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through April 30, 2002. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO California Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001. Since the Fund's inception through April 30, 2002, the Fund's shares at NAV returned 2.43%, compared to 5.47% for the Lehman Insured California Municipal Debt Index over the same time period. (For share price information, see opposite page.)

RECESSION, FED EASING, DRIVE BOND RETURNS

Bonds performed well over the course of the past year as the U.S. entered a recession in March of 2001. The Federal Reserve provided a powerful tailwind, lowering the nominal Federal Funds rate to its lowest level in 40 years in an effort to revive the economy. A slowdown in business spending and mounting unemployment led the downturn, while the terrorist attacks heightened these trends, and also caused confidence among businesses and consumers to decline. For most of the Fund's fiscal year, California yields fell, however signs of a recovery towards the end of the period heightened expectations for Fed tightening and caused interest rates to rise. California underperformed the national market due to weaker fiscal conditions and expectations of increased supply.

HIGH QUALITY FOCUS ANCHORED PORTFOLIO AMID VOLATILITY

Aggressive Fed easing, the September 11th attacks, and the announcement by the Treasury that it would cease issuing 30-year bonds all contributed to a volatile financial market environment over the past year. The Fund's high quality focus allowed it to withstand the effects of these events, as lower-tier credit premiums widened. Extended duration and exposure to long-term issues also helped returns as, for most of the period, California municipal yields fell. The steepness of the California municipal yield curve allowed the Fund to generate additional yield by utilizing leverage in the form of preferred shares.

MODEST RECOVERY WITH MUTED GROWTH, BENIGN INFLATION, LIKELY.

We believe the global slowdown has ended and anticipate a moderate recovery in the U.S., driven by inventory restocking. However, we expect the pace of growth to slow as inventory gains work their way through the economy. As growth resumes, we expect the Fed to take back some of the emergency easing that took place post-September 11. While long-term California municipal issues offer fair value, we expect yields to be volatile in the short term due to new issuance and weaker state fiscal conditions. We intend to maintain high average credit quality, as existing premiums are inadequate for the associated credit and liquidity risks. We also expect to enhance portfolio yield through higher quality California revenue bonds.

6 PIMCO Funds Municipal Income Funds Annual Report | 4.30.02

PIMCO CALIFORNIA MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of April 30, 2002

CUMULATIVE TOTAL RETURN                         On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)      2.82%                   2.43%

CREDIT QUALITY
(S&P Ratings)* (as a % of investments)

AAA                                                 48%
AA                                                   6%
A                                                   16%
BBB                                                 14%
BB                                                  16%
Weighted Average Quality                            AA-

PORTFOLIO STATISTICS*

Market Price                                    $14.71
Net Asset Value                                 $14.00
Market Yield(1)                                   6.28%
Taxable Equivalent Yield(2)                      11.28%
(Combined Federal & State Income Tax Rate)
Net Assets (millions)                           $396.7
Average Effective Maturity (years)               23.05
Average Duration(3)                              12.81

PORTFOLIO
COMPOSITION* (as a % of investments)

Other Revenue                                       24%
Healthcare Revenue                                  20%
Local General Obligations                           17%
Water & Sewer Revenue                               14%
State General Obligations                           11%

COMMON SHARE PRICE PERFORMANCE

o California Municipal Income Fund at Market Price
o California Municipal Income Fund at NAV

[Line Chart]

MONTHLY DIVIDENDS PER
COMMON SHARE FOR LAST
SIX MONTHS

[Bar Chart]

INVESTMENT PROCESS

The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a combined federal and state tax rate of 44.31%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

                          4/30/02 | PIMCO Municipal Income Funds Annual Report 7

A NYSE-TRADED MUNICIPAL BOND FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

SYMBOL:
PNF

OBJECTIVE:
PIMCO New York Municipal Income Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

MAIN INVESTMENT:
Municipal fixed-income securities the interest from which is exempt from federal, New York State and New York City income taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$163.4 million (as of 4/30/02)

PORTFOLIO MANAGER:
Mark McCray


[Picture]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 11 years of investment experience.

"As efforts continue to rebuild New York, municipal bonds offer compelling value."

Mark McCray

The Lehman Insured NY Municipal Debt Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through April 30, 2002. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO New York Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001. Since the Fund's inception through April 30, 2002, the Fund's shares at NAV returned 2.26%, compared to 5.31% for the Lehman Insured New York Municipal Debt Index during the same time period.

FIXED-INCOME INVESTMENTS PERFORM WELL IN A VOLATILE YEAR FOR FINANCIAL MARKETS.

Bonds were among the top-performing investments in an otherwise turbulent and volatile year for the financial markets. The U.S. economy entered a recession in 2001, driven by a significant contraction in business investment. Corporate profitability also deteriorated, causing unemployment to climb, with the terrorist attacks heightening these trends. In an effort to lift the economy from its slump, the Federal Reserve lowered the nominal Federal Funds rate to its lowest level in 40 years. Late in the period, however, signs of an economic recovery emerged, causing increased expectations for Fed tightening. As a result, bonds gave back some of their gains. For the period, the New York municipal market slightly underperformed the national market.

REVENUE BONDS, EXTENDED DURATION, HIGH QUALITY FOCUS, DRIVE RETURNS

The Fund's exposure to high quality revenue bonds added to returns as these bonds generated strong cash flow over the past year. An emphasis on high quality also helped returns due to widening credit premiums as New York faced uncertainty after the attacks of September 11th. Extended duration was also positive as New York municipal yields fell for most of the period. The Fund's use of leverage through preferred shares enhanced portfolio yield as the New York municipal yield curve steepened in response to aggressive Fed easing.

ECONOMY APPEARS POISED TO RECOVER, BUT STILL FACES HEADWINDS

We believe the global downturn has ended, with the U.S. expected to lead a global recovery. After one of the steepest and fastest inventory liquidations on record, inventory restocking should boost manufacturing demand worldwide, but will be the sole source of accelerated growth. As the recovery ensues, we anticipate the Fed will take back some of the emergency easing provided after September 11. Intermediate New York municipal issues offer fair value, however premiums could rise modestly as state and local governments look to close budget deficits. We intend to maintain a high portfolio credit quality should yields rise amidst investor demand for credit and liquidity premiums. We also intend to focus on higher quality revenue bonds, which currently offer relatively attractive yields with limited credit risk.

8 PIMCO Funds Municipal Income Funds Annual Report | 4.30.02

PIMCO NEW YORK MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of April 30, 2002

CUMULATIVE TOTAL RETURN                         On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)      (0.34)%                 2.26%

CREDIT QUALITY
(S&P Ratings)* (as a % of investments)
AAA                                                 46%
AA                                                  22%
A                                                   24%
BBB                                                  7%
BB                                                   1%
Weighted Average Quality                             AA

PORTFOLIO STATISTICS*

Market Price                                    $14.20
Net Asset Value                                 $13.92
Market Yield(1)                                   6.34%
Taxable Equivalent Yield(2)                      11.09%
(Combined Federal & State Income Tax Rate)
Net Assets (millions)                           $163.4
Average Effective Maturity (years)               23.15
Average Duration(3)                              12.57

PORTFOLIO
COMPOSITION* (as a % of investments)
Higher Education Revenue                            43%
Water & Sewer Revenue                               15%
Other Revenue                                       11%
Transportation Revenue                               9%
Miscellaneous                                        8%

COMMON SHARE PRICE PERFORMANCE

o New York Municipal Income Fund at Market Price
o New York Municipal Income Fund at NAV

[Line Chart]

MONTHLY DIVIDENDS PER
COMMON SHARE FOR THE LAST
SIX MONTHS

[Bar Chart]

INVESTMENT PROCESS

The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a combined federal, state and city tax rate of 42.81%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

                          4/30/02 | PIMCO Municipal Income Funds Annual Report 9

SCHEDULE OF INVESTMENTS
PIMCO MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)        Value**
-----------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 88.4%
-----------------------------------------------------------------------------------
             ALABAMA -- 1.9%
  $ 2,500    Birmingham Baptist Med. Ctr.,
               Baptist Health Syst., Ser. A,
               5.875%, 11/15/24                           A3/NR        $  2,476,825

    8,000    Huntsville Health Care Auth.,
               Ser. A, 5.75%, 6/1/31                      A2/NR           7,855,520
                                                                       ------------
                                                                         10,332,345
                                                                       ------------
             ALASKA -- 1.0%
    6,000    Northern Tobacco Securitization
               Corp., 5.50%, 6/1/29                      Aa3/A+           5,600,520
                                                                       ------------
             ARIZONA -- 0.3%
    2,000    Apache Cnty. Pollution Control
               Rev., Tucson Elec. Power Co.,
               5.875%, 3/1/33                            Ba3/B+           1,861,780
                                                                       ------------
             COLORADO -- 2.4%
    3,000    Denver Health & Hosp. Auth.
               Healthcare Rev., Ser. A,
               5.375%-6.00%, 12/1/23-
               12/1/28                                  Baa2/BBB+         2,806,250

             Northwest Pkwy. Pub. Hwy. Auth.,
    5,000      5.25%, 6/15/41, Ser. A (FSA)              Aaa/AAA          4,942,350
    4,965      7.125%, 6/15/41, Ser. D                   Ba1/BB+          5,081,131
                                                                       ------------
                                                                         12,829,731
                                                                       ------------
             CONNECTICUT -- 0.2%
    1,000    State Dev. Auth. Pollution Control
               Rev., Conn. Light & Power,
               5.85%, 9/1/28                             A3/BBB           1,015,520
                                                                       ------------
             DISTRICT OF COLUMBIA -- 1.2%
    6,555    Tobacco Settlement Fin. Corp.,
               6.25%, 5/15/24                             A1/A            6,766,792
                                                                       ------------
             FLORIDA -- 1.7%
    9,000    Highlands Cnty. Health Fac. Auth.
               Rev., Adventist Health Syst.,
               Ser. A, 6.00%, 11/15/31                   Baa1/A-          9,089,280
                                                                       ------------
             GEORGIA -- 2.0%
   10,000    Muni. Elec. Auth. Power Rev.,
               Ser. Z, 5.50%, 1/1/20 (MBIA)              Aaa/AAA         10,666,300
                                                                       ------------
             ILLINOIS -- 10.7%
             Chicago GO, Ser. A,
    5,645      5.00%, 1/1/41 (MBIA)                      Aaa/AAA          5,279,712
    9,080      5.375%, 1/1/34 (FGIC)                     Aaa/AAA          9,031,422

    2,000    Chicago Water Rev.,
               5.25%, 11/1/27 (FGIC)                     Aaa/AAA          1,983,340

    6,260    Dev. Fin. Auth. Hosp. Rev.,
               Adventist Health Syst., 5.50%
               5.65%, 11/15/24 - 11/15/29                Baa1/A-          5,765,063

    1,115    Educational Fac. Auth. Rev.,
               Midwestern Univ., Ser. B,
               5.50%, 5/15/18                            NR/BBB+          1,079,231

    3,000    Health Fac. Auth. Rev., Decatur
               Memorial Hosp., 5.75%,
               10/1/24                                    A2/A            2,970,000

      500    Health Fac. Auth. Rev., Midwest
               Physician Group Ltd., 5.50%,
               11/15/19                                  NR/BBB-            414,350

    5,425    Health Fac. Auth. Rev., Silver
               Cross Hosp., 5.50%, 8/15/25                NR/A-           5,080,078

    1,215    Northern Univ. Rev., Auxilary Fac.
               Syst., 5.00%, 4/1/16 (FGIC)               Aaa/NR           1,229,762

    7,345    Regional Transportation Auth.,
               Ser. B, 5.50%, 6/1/23 (FGIC)              Aaa/AAA          7,624,771

             State GO,
    2,400      5.125%, 5/1/19 (FSA)                      Aaa/AAA          2,414,592
    2,500      5.375%, 8/1/14 (MBIA)                     Aaa/AAA          2,659,875

    3,000    State Sales Tax Rev.,
               5.125%, 6/15/20                           Aa2/AAA          2,984,070

    5,000    Univ. Rev., Auxiliary Fac. Syst.,
               Ser. B, 5.25%, 4/1/32 (FGIC)              Aaa/AAA          4,925,550

    4,000    Winnebago Boone ETC Cntys.,
               Rock Valley Community College,
               5.30%, 10/1/18 (FGIC)                     Aaa/NR           4,092,400
                                                                       ------------
                                                                         57,534,216
                                                                       ------------
             INDIANA -- 0.5%
    2,725    Richland Beanblossom School Bldg.
               Corp., 5.00%, 1/15/22 (FGIC)              Aaa/AAA          2,658,101
                                                                       ------------
             KANSAS -- 3.7%
             Wichita Hosp. Rev.,
    5,000      5.625%, 11/15/31, Ser. III                 NR/A+           4,996,300
   14,370      6.25%, 11/15/24, Ser. XI                   NR/A+          15,077,291
                                                                       ------------
                                                                         20,073,591
                                                                       ------------
             LOUISIANA -- 8.1%
   10,000    Local Gov't Environmental Fac.,
               Community Dev. Auth. Rev.,
               6.55%, 9/1/25                              NR/A           10,856,900

    7,595    State GO, Ser. A,
               5.00%, 4/1/19 (FGIC)                      Aaa/AAA          7,606,393

   27,890    Tobacco Settlement Fin. Corp.
               Rev., 5.875%, 5/15/39                      A1/A           25,172,677
                                                                       ------------
                                                                         43,635,970
                                                                       ------------
             MASSACHUSETTS -- 1.2%
    7,000    State Turnpike Auth., Met.
               Hwy. Syst. Rev., Ser. A,
               4.75%, 1/1/34 (AMBAC)                     Aaa/AAA          6,303,080
                                                                       ------------
             MICHIGAN -- 7.9%
    2,000    Detroit GO, Ser. A-1, 5.375%,
               4/1/15-4/1/17 (MBIA)                      Aaa/AAA          2,106,400

    5,650    Forest Hills Pub. School GO,
               5.25%, 5/1/18                              Aa2/NR          5,787,012

    3,000    Mount Clemens Community
               School Dist., 5.00%, 5/1/31               Aaa/AAA          2,867,430

    2,000    Muni. Board Auth. Rev.,
               Clean Water Revolving Fund,
               5.25%, 10/1/19                            Aaa/AAA          2,040,080

10  PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)        Value**
-----------------------------------------------------------------------------------
                 MICHIGAN (CONTINUED)
  $14,300    Royal Oak Hosp. Fin. Auth.,
               William Beaumont Hosp., Ser. M,
               5.25%, 11/15/31-11/15/35 (MBIA)           Aaa/AAA       $ 14,001,249

    4,000    State Health Fac. Auth. Rev.,
               Detroit Med. Ctr., 6.25%,
               8/15/13                                  Baa3/BBB-         3,816,000

    3,000    State Strategic Oblig. Rev.,
               Detroit Edison Co., 5.45%,
               9/1/29                                     A3/A-           2,924,850

    3,000    Taylor Tax lncrement Fin. Auth.,
               5.375%, 5/1/17 (FSA)                      Aaa/AAA          3,127,020

    6,270    Wayne Charter Cnty. Airport Fac.
               Rev., Northwest Airlines, Inc.,
               6.75%, 12/1/15                             NR/NR           5,837,934
                                                                       ------------
                                                                         42,507,975
                                                                       ------------
             MINNESOTA -- 1.2%
    3,395    Anoka-Hennepin Indpt., School
               Dist. No. 11 GO, 5.00%, 2/1/17            Aa1/AA+          3,433,092

    3,000    Agricultural & Econ. Dev. Board
               Rev., Health Care Syst., Ser. A,
               6.375%, 11/15/29                           A2/A            3,129,360
                                                                       ------------
                                                                          6,562,452
                                                                       ------------
             MISSOURI -- 1.8%
    2,500    Interstate 470 & 350 Trans. Dev.,
               Motranson Rev., 6.35%, 5/1/22              NR/NR           2,499,975

    7,410    State Health & Educational Fac.
               Rev., Washington Univ., Ser. A,
               5.125%, 6/15/41                           Aa1/AA+          7,160,950
                                                                       ------------
                                                                          9,660,925
                                                                       ------------
             NEVADA -- 1.5%
    3,000    Clark Cnty. Airport Rev., Ser. B,
               5.25%, 7/1/34 (FGIC)                      Aaa/AAA          2,967,600

    4,250    Truckee Meadows Water Auth.
               Rev., Ser. A, 5.25%, 7/1/34
               (FSA)                                     Aaa/AAA          4,191,223

      825    Washoe Cnty. Improvement Dist.
               No. 23, 6.50%, 11/1/17                     NR/NR             845,270
                                                                       ------------
                                                                          8,004,093
                                                                       ------------
             NEW HAMPSHIRE -- 0.6%
    3,000    State Bus. Fin. Auth. Pollution
               Control Rev., Conn. Light &
               Power Co., 5.85%, 12/1/22,                A3/BBB           3,025,410
                                                                       ------------
             NEW JERSEY -- 0.8%
    2,105    Camden Cnty. Improvement Auth.
               Rev., Cooper Health Syst.,
               5.60%-6.00%, 2/15/07-2/15/27               B1/NR           1,680,215

    3,000    Economic Dev. Auth. Rev., Arbor
               Glen, Ser. A, 5.875%, 5/15/16              NR/NR           2,560,320
                                                                       ------------
                                                                          4,240,535
                                                                       ------------
             NEW MEXICO -- 0.5%
    2,500    Farmington Pollution Control Rev.,
               Public Service Co., 5.80%,
               4/1/22                                   Baa3/BBB-         2,462,150

      250    State Hosp. Equip., Presbyterian
               Healthcare, Ser. A, 5.50%, 8/1/30          A1/A              242,997
                                                                       ------------
                                                                          2,705,147
                                                                       ------------
             NEW YORK -- 0.5%
    2,875    Westchester Cnty. Health Care
               Corp. Rev., Ser. A, 5.875%,
               11/1/25                                    A3/A            2,970,996
                                                                       ------------


             OHIO -- 1.2%
    5,065    Lorain Cnty. Hosp. Rev., Catholic
               Healthcare Partners,
               5.625%-5.75%, 10/1/17-
               10/1/18                                   A1/AA-           5,200,710

    1,235    State Turnpike Rev.,
               5.50%, 2/15/15                            Aa3/AA           1,319,079
                                                                       ------------
                                                                          6,519,789
                                                                       ------------
             OKLAHOMA -- 0.6%
    3,250    Oklahoma City Airport Trust,
               Ser. A, 5.00%, 7/1/18 (FSA)               Aaa/AAA          3,217,825
                                                                       ------------
             PENNSYLVANIA -- 8.4%
    3,280    Allegheny Cnty. Hosp. Dev. Auth.
               Rev., Ser. B, 9.25%, 11/15/30              B1/B+           3,533,872

    1,000    Allegheny Cnty. Indl. Dev. Auth.
               Rev., USX Corp., 5.60%, 9/1/30           Baa1/BBB+           930,340

    1,095    Allegheny Cnty. Port Auth. Rev.,
               5.25%, 3/1/20 (FGIC)                      Aaa/AAA          1,112,575

    2,575    Delaware Cnty. Auth. College
               Rev., Neumann College, 5.80%,
               10/1/17                                   NR/BBB-          2,541,319

    1,000    Philadelphia Auth. Indl. Rev.,
               Franklin Institute,
               5.20%, 6/15/26                            Baa2/NR            920,110

    4,610    Philadelphia Hosp. & Higher
               Education Fac. Hosp. Rev.,
               Temple Univ. Hosp., Ser. A,
               6.625%, 11/15/23                         Baa2/BBB          4,626,365

    6,905    Ridley School Dist.,
               5.00%, 11/15/29 (FGIC)                    Aaa/AAA          6,625,900

    6,200    State Higher Educational Fac.
               Auth. Rev., UPMC Health Syst.,
               Ser. A, 6.00%, 1/15/31                     NR/A+           6,212,896

    8,225    State Turnpike, Oil Franchise Tax
               Rev., Ser. A, 4.75%, 12/1/27
               (AMBAC)                                   Aaa/AAA          7,584,273

   11,600    State Turnpike, 5.00%, 7/15/41
               (AMBAC)                                   Aaa/AAA         11,008,632
                                                                       ------------
                                                                         45,096,282
                                                                       ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      | 4.30.02 | PIMCO Municipal Income Funds Annual Report  11

PIMCO MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)        Value**
-----------------------------------------------------------------------------------
             SOUTH CAROLINA -- 4.5%
  $ 5,500    Greenwood Cnty. Hosp. Rev., Self
               Memorial Hosp., 5.50%,
               10/1/21-10/1/26                            A2/A+        $  5,343,890

    3,000    Jobs Economic Dev. Auth., Hosp.
               Facs. Rev., Georgetown
               Memorial Hosp.,
               5.375%, 2/1/30                             NR/AA           2,897,040

   15,600    Tobacco Settlement Rev., Ser. B,
               6.375%, 5/15/30                            A1/A           15,752,568
                                                                       ------------
                                                                         23,993,498
                                                                       ------------
             TENNESSEE -- 5.1%
    4,000    Knox Health Educational &
               Housing Fac. Rev., Baptist
               Health Syst., 6.375%, 4/15/22             Baa2/NR          3,984,200

   10,000    Memphis GO, 5.25%, 4/1/19                   Aa2/AA          10,194,000

    9,320    Memphis Health Educational
               & Housing Fac., Wesley
               Housing Corp., 6.95%, 1/1/20++             NR/NR           9,385,054

    3,510    Shelby Cnty., Ser. B,
               4.50%, 11/1/04                            Aa3/AA+          3,677,883
                                                                       ------------
                                                                         27,241,137
                                                                       ------------
             TEXAS -- 13.7%
    5,000    Austin Convention Enterprises
               Inc., Ser. B, 5.75%, 1/1/32                Aa3/AA          5,071,050

    4,000    Austin Water & Wastewater
               Syst. Rev., Ser. A & B,
               5.25%, 5/15/31 (FSA)                      Aaa/AAA          3,935,480

    2,935    Bell Cnty. Health Fac. Dev. Corp.,
               Buckner Retirement Fac.,
               5.25%, 11/15/19                            NR/A--          2,687,345

    5,000    Carrollton Farmers Indpt. School
               Dist. GO, 4.625%, 2/15/19                 Aaa/AAA          4,707,050

    2,865    Corpus Christi Refin. &
               Improvement GO, 5.375%,
               3/1/18 (FSA)                              Aaa/AAA          2,953,099

    3,680    Duncanville Indpt. School Dist.,
               Ser. B, 5.25%, 2/15/32                    Aaa/AAA          3,630,578

    5,000    Harris Cnty. Health Fac. Dev.
               Corp., Christus Health, Ser. A,
               5.375%, 7/1/29 (MBIA)                     Aaa/AAA          4,925,850

    7,000    Harris Cnty. Health Fac. Dev.
               Corp., Memorial Hermann
               Healthcare, 6.375%, 6/1/29                 A3/A--          7,260,260

    2,000    Mansfield Indpt. School Dist. GO,
               5.25%, 2/15/23                            Aaa/AAA          1,997,320

    3,150    San Antonio Elec. & Gas, Ser. A,
               5.25%, 2/1/16                              Aa1/AA          3,238,484

    4,380    Southlake Parks Dev. Corp., Sales
               Tax Rev., 5.60%, 8/15/31
               (AMBAC)                                   Aaa/AAA          4,467,863

             State Water Financial Assistance,
    4,530      5.30%, 8/1/18, Ser. A                      Aa1/AA          4,623,590
   16,800      5.25%, 8/1/23                              Aa1/AA         16,755,984

    7,450    Water Dev. Board Rev.,
               5.125%, 7/15/18                           Aaa/AAA          7,503,491
                                                                       ------------
                                                                         73,757,444
                                                                       ------------
             UTAH -- 1.2%
    7,000    Salt Lake Cnty. Hosp. Rev., IHC
               Health Services Inc., 5.125%,
               2/15/33 (AMBAC)                           Aaa/AAA          6,732,390
                                                                       ------------


             WASHINGTON -- 2.8%
    3,120    Cowlitz Cnty. School Dist. GO,
               5.625%, 12/1/14-12/1/16 (FSA)              Aaa/NR          3,369,191

    5,000    Kent GO, 5.375%, 12/1/20 (MBIA)             Aaa/AAA          5,114,350

    6,420    King Cnty. School Dist. GO,
               Ser. A, 5.25%, 12/1/21
               (MBIA)                                    Aaa/AAA          6,477,459
                                                                       ------------
                                                                         14,961,000
                                                                       ------------
             WISCONSIN -- 1.2%
    1,070    Hortonville School Dist. GO,
               5.25%, 4/1/18 (AMBAC)                      Aaa/NR          1,085,675

    3,515    State GO, 5.00%, 5/1/22 (FGIC)              Aaa/AAA          3,415,455

    2,230    State Health & Educational Fac.
               Auth. Rev., Kenosha Hosp. &
               Med. Ctr., 5.625%, 5/15/29                 NR/A            2,135,983
                                                                       ------------
                                                                          6,637,113
                                                                       ------------
             Total Municipal Bonds & Notes
               (cost - $480,247,743)                                    476,201,237
                                                                       ------------

12  PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)        Value**
-----------------------------------------------------------------------------------
SHORT-TERM VARIABLE RATE DEMAND NOTES*** -- 9.7%
-----------------------------------------------------------------------------------
             HAWAII -- 0.6%
  $ 3,468    Honolulu City & Cnty.
               Wastewater Syst. Rev.,
               Ser. 400, 7.94%, 5/2/02 (FGIC)++          Aaa/NR        $  3,342,670
                                                                       ------------
             ILLINOIS -- 2.4%
    7,253    Cook Cnty. GO, Ser. 458,
               8.01%, 5/2/02 (FGIC)                      Aaa/NR           6,596,294

    6,900    Educational Fac. Auth. Rev.,
               RITES, 8.29%, 7/1/38++                    NR/AA            6,298,527
                                                                       ------------
                                                                         12,894,821
                                                                       ------------
             MASSACHUSETTS -- 1.0%
    5,000    State Health & Educational Fac.
               Auth. Rev., RITES, 9.64%,
               7/1/32++                                  NR/NR            5,137,400
                                                                       ------------
             NEVADA -- 1.2%
    7,500    Clark Cnty. Passenger Fac.
               Change Rev., Ser. 343, 7.44%,
               5/2/02 (MBIA)++                           Aaa/NR           6,449,400
                                                                       ------------
             NEW YORK -- 1.1%
    6,500    City Muni. Water Auth. Rev.,
               RITES, 8.18%, 6/15/26++                   NR/AA            6,161,610
                                                                       ------------
             TEXAS -- 2.6%
    8,988    Harris Cnty. Health Fac. Dev.
               Corp., Ser. 357, 8.74%, 5/2/02
               (MBIA)++                                  Aaa/NR           8,742,501

    4,250    Harris Cnty Health Fac. Dev.
               Corp., RITES, 8.78%, 2/15/26++            NR/AA            4,098,147

    1,000    Houston Water & Sewer Syst.
               Rev., Ser. 495, 8.51%, 5/2/02
               (FGIC)++                                  NR/AAA             967,920
                                                                       ------------
                                                                         13,808,568
                                                                       ------------
             WASHINGTON -- 0.8%
    4,500    Seattle GO, Ser. 348,
               8.19%, 5/2/02++                           Aa1/NR           4,251,150
                                                                       ------------
             Total Short-Term Variable Rate Demand Notes
               (cost - $51,232,832)                                      52,045,619
                                                                       ------------
             TOTAL INVESTMENTS -- 98.1%
               (cost - $531,480,575+)                                  $528,246,856
             OTHER ASSETS LESS LIABILITIES -- 1.9%                       10,456,094
                                                                       ------------
             NET ASSETS -- 100.0%                                      $538,702,950
                                                                       ------------

-----------------

+ The cost basis of portfolio securities for federal income tax purposes is $531,480,575. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $4,108,471, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $7,342,190 and net unrealized depreciation for federal income tax purposes is $3,233,719.

PIMCO CALIFORNIAL MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)       Value**
-----------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL BONDS & NOTES -- 86.6%
-----------------------------------------------------------------------------------
  $ 1,000    ABAG Fin. Auth. for Nonprofit
               Corps., CP, 5.375%, 2/15/19               NR/BBB+       $    893,330

    1,000    ABAG Fin. Auth. for Nonprofit
               Corps., Ser. A, Rev.,
               5.375%, 11/15/25                           NR/A+             995,350

    2,745    ABC Univ. School Dist., GO,
               zero coupon, 8/1/26-8/1/27
               (FGIC)                                    Aaa/AAA            682,631

    2,475    Alameda Corridor Transportation
               Auth. Rev., Ser. A,
               4.75%, 10/1/25 (MBIA)                     Aaa/AAA          2,321,921

    1,385    Alvord Univ. School Dist., GO,
               Ser. C, 5.375%, 8/1/29 (FSA)              Aaa/NR           1,405,609

    1,650    Apple Valley, CP, 5.375%, 6/1/21             NR/A+           1,654,372

      400    Beverly Hills Public Fin. Auth.
               Lease, Rev., 5.65%, 6/1/15
               (MBIA)                                    Aaa/AAA            415,020

    6,405    Campbell Union High School
               Dist., GO, 5.50%, 8/1/30 (FSA)            Aaa/NR           6,586,646

    2,250    Capistrano Univ. School Dist.,
               Community Fac. Dist., Special
               Tax, 5.75%, 9/1/29                         NR/NR           2,210,243

    8,250    Carson Improvement Board Act
               1915, Special Assessment,
               6.35%-6.375%, 9/2/23-9/2/31                NR/NR           8,251,395

    5,250    Central JT Powers Health Fin.
               Auth., CP, 5.75%, 2/1/31                 Baa1/BBB+         5,249,475

    2,750    Contra Costa Cnty., Public Fin.
               Auth., Tax Allocation Rev.,
               5.125%, 8/1/19                             NR/BBB          2,641,732

    2,750    CSUCI Fin. Auth. Rev., Ser. A,
               5.00%, 9/1/31 (MBIA)                      Aaa/AAA          2,659,470

    3,635    Cucamonga Cnty. Water Dist., CP,
               5.125%, 9/1/35 (FGIC)                     Aaa/AAA          3,586,109

    9,940    East Bay Muni. Util. Dist.
               Water Syst. Rev., 4.75%,
               6/1/28 (MBIA)                             Aaa/AAA          9,251,357

    1,000    Educational Fac. Auth. Rev.,
               5.75%, 12/1/30                            Baa3/NR          1,014,130

   25,215    El Monte, CP, 4.75%-5.25%,
               6/1/30-1/1/34 (AMBAC)                     Aaa/AAA         24,450,704

   10,000    Foothill Eastern Corridor Agcy.,
               Toll Road Rev., zero coupon,
               1/15/33-1/15/34                          Baa3/BBB-         1,376,350

    9,170    Fremont Community Fac. Dist.,
               Special Tax., 6.00%-6.30%,
               9/1/18-9/1/31                              NR/NR           9,193,890

             Health Fac. Fin. Auth. Rev.,
    4,000      5.00%, 7/1/18-7/1/28 Ser. A              Baa2/BBB          3,566,290
    5,315      5.125%, 7/1/18                             NR/A-           5,163,895
    3,000      5.25%, 10/1/14 Ser. B                      A3/A            3,071,520

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      | 4.30.02 | PIMCO Municipal Income Funds Annual Report  13

PIMCO CALIFORNIA MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)       Value**
-----------------------------------------------------------------------------------
  $ 9,025    Irvine Improvement Board Act
               1915, Special Assessment,
               5.80%-5.90%, 9/2/18-9/2/23                 NR/NR          $8,957,304

   13,000    LA Quinta Redev. Agcy., Tax
               Allocation, 5.00%-5.10%,
               9/1/21-9/2/31 (AMBAC)                     Aaa/AAA         12,819,500

    1,620    Lincoln Public Fin. Auth., Rev.,
               6.125%, 9/2/27                             NR/NR           1,574,203

    6,250    Los Angeles Cnty. Metropolitan
               Transportation Auth. Rev., Sales
               Tax Rev., Ser. B 4.75%, 7/1/28            Aaa/AAA          5,811,937

      845    Los Angeles Community Redev.
               Agcy., Ser. B, Tax Allocation,
               5.875%-6.00%, 9/1/26-9/1/31                NR/NR             809,818

   10,000    Los Angeles Dept. of Water &
               Power Waterworks Rev.,
               5.125%, 7/1/41 (FGIC)                     NR/AAA           9,727,700

    3,250    Los Angeles Univ. School Dist.,
               GO, Ser. E, 5.125%, 7/1/21                Aaa/AAA          3,271,547

   13,000    Los Angeles Water & Power Rev.,
               Ser. A-A-1, 5.25%, 7/1/21 (FSA)           Aaa/AAA         13,245,180

    1,000    Menifee Univ. School Dist.,
               Special Tax, 6.40%, 9/1/31                 NR/NR           1,001,970

    2,665    Merced Irrigation Dist. Elec. Syst.
               Rev., 6.50%, 9/1/22                       Baa3/NR          2,677,765

    2,395    Metropolitan Water Dist., GO,
               Ser. H, 4.75%, 3/1/37                     Aaa/AAA          2,200,694

    3,500    Metropolitan Water Dist.,
               Waterworks Rev., Ser. A,
               5.00%, 7/1/26                             Aa2/AA           3,394,720

    5,820    Montclair Redev. Agcy., Tax
               Allocation, 5.30%, 10/1/30
               (MBIA)                                    Aaa/AAA          5,861,380

    5,910    Murrieta Valley Yuma Univ.
               School Dist., Special Tax,
               6.30%-6.50%, 9/1/18-9/1/31                 NR/NR           5,942,305

    1,080    Palm Springs Community Redev.
               Agcy., Tax Allocation,
               5.50%, 8/1/21                              NR/A-           1,089,158

    1,010    Pomona Univ. School Dist., GO,
               Ser. A, 6.10%, 2/1/19 (MBIA)              Aaa/AAA          1,156,046

    1,690    Rancho Etiwanda Public Fac.,
               Special Tax, 6.375%, 9/1/24                NR/NR           1,715,063

    2,770    Rancho Mirage Redev. Agcy.,
               Tax Allocation, 5.50%-5.625%,
               4/1/24-4/1/33                            Baa1/BBB+         2,783,018

    8,305    Riverside Cnty., CP, 5.125%,
               11/1/30 (MBIA)                            Aaa/AAA          8,200,772

    1,000    Riverside Cnty. Pub. Financing,
               Tax Allocation, Ser. A,
               5.625%, 10/1/33                          Baa2/BBB-         1,003,410

    1,850    Riverside Improvement Board Act
               1915, Special Assessment,
               6.15%-6.375%, 9/2/19-9/2/26                NR/NR           1,843,547

      575    Roseville, Woodcreek Community
               Fac. Dist., Spec. Tax,
               6.375%, 9/1/27                             NR/NR             585,160

    2,000    Sacramento Health Fac. Rev.,
               Ser. A, 5.30%, 1/1/24                      NR/A+           1,964,460

    6,910    Sacramento, Special Tax,
               5.70%-6.15%, 9/1/21-9/1/26                 NR/NR           6,817,651

      545    San Diego Cnty., CP,
               5.25%, 10/1/28                             A2/NR             534,291

    6,500   San Diego Cnty. Water Auth.
               Rev., CP, Ser. A, 4.75%, 5/1/28.          Aaa/AAA          5,998,850

    3,330    San Francisco Bay Area Rapid
               Transit Dist. Rev., 5.125%,
               7/1/36 (AMBAC).                           Aaa/AAA          3,284,812

    4,250    San Francisco City & Cnty.
               Airport., Community Int'l Airport
               Rev., 4.50%, 5/1/26 (MBIA)                Aaa/AAA          3,745,695

             San Francisco City & Cnty. Redev.
               Agcy. Rev., Special Tax,
    1,500      6.125%, 8/1/31, Ser. A                     NR/NR           1,505,595
    3,500      6.125%, 8/1/31, Ser. B                     NR/NR           3,476,025

    5,065    San Joaquin Cnty., CP, 5.00%,
               9/1/20 (MBIA)                             Aaa/AAA          5,068,394

             San Joaquin Hills Transportation
               Corridor Agcy. Toll Road Rev.,
               Ser. A,
    5,000      zero coupon, 1/15/19,                    Baa3/BBB-         3,530,350
    5,000      5.50%, 1/15/28,                          Baa3/BBB-         4,655,500

      240    San Jose Improvement Board Act
               1915, Special Assessment, Ser.
               24Q, 5.60%, 9/2/17                         NR/NR             240,470

    5,000    San Jose Redev. Agcy., Tax
               Allocation, 5.25%, 8/1/29                  A2/A            4,921,250

    5,000    San Jose Univ. School Dist.,
               Santa Clara Cnty., GO, Ser. D,
               5.125%, 8/1/25 (FSA)                       Aaa/NR          4,976,050

   26,450    San Juan Univ. School Dist., GO,
               (FSA) zero coupon,
               8/1/22-8/1/26                             Aaa/AAA          7,569,720

      600    Santa Ana Fin. Auth., Ser. C,
               Rev., 5.60% 9/1/19                         NR/BBB            606,708

             State, GO,
    7,000      4.50%, 12/1/21 (FGIC)                     Aaa/AAA          6,458,970
   11,000      4.75%-5.375%, 10/1/25-12/1/28              A1/A+          10,930,190

             State, Public Works Board Lease Rev.,
    5,385      5.00%, 10/1/19 Ser. A,                     A2/A            5,323,126
    5,000      5.00%, 9/1/21 Ser. B                      Aaa/AAA          4,969,000

             Statewide Community Dev. Auth., CP,
   15,000      5.375%, 4/1/30                             NR/BBB         13,661,400
    8,000      6.50%, 7/1/20                             Baa2/BBB         8,277,920

             Statewide Community Dev. Auth. Rev.,
   15,250      5.125%, 10/1/30, Ser. A                    NR/A+          14,411,098
   12,450      6.625%-6.75%, 6/1/28-11/1/31               NR/NR          12,528,817

    2,000    Tamalpais Union High School
               Dist., GO, 5.00%, 8/1/26
               (MBIA)                                    Aaa/AAA          1,953,160

14   PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO CALIFORNIA MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                                  Credit Rating*
    (000)                                                   (Moody's/S&P)      Value**
----------------------------------------------------------------------------------------
 $10,800     Tobacco Securitization Auth. Rev., Ser. A
               5.25%-5.375%, 6/1/31-6/1/41                      A1/A        $  9,982,302

   3,750     West Kern Cnty. Water Dist., CP,
               5.625%, 6/1/31                                  Baa2/NR         3,704,850
                                                                            ------------
             Total California Municipal Bonds & Notes
               (cost - $347,133,225)                                         343,410,290
                                                                            ------------

----------------------------------------------------------------------------------------
OTHER MUNICIPAL BONDS & NOTES -- 2.5%
----------------------------------------------------------------------------------------

             LOUISIANA -- 0.4%
   1,750     Tobacco Settlement Finance
               Corp., Ser. 2001-B,
               5.875%, 5/15/39                                  A1/A           1,579,497
                                                                            ------------
             PUERTO RICO -- 2.1%
   3,050     Commonwealth, GO,
               5.50%, 7/1/12                                   NR/AAA          3,415,238

   5,010     Public Fin. Corp. Rev. Ser. A,
               5.00%, 8/1/29 (MBIA)                           Aaa/AAA          4,950,832
                                                                            ------------
                                                                               8,366,070
                                                                            ------------
             Total Other Municipal Bonds & Notes
             (cost - $10,189,266)                                              9,945,567
                                                                            ------------


Principal
   Amount
    (000)                                            Credit Rating*       Value**
-------------------------------------------------------------------------------------
CALIFORNIA SHORT-TERM VARIABLE RATE DEMAND NOTES*** -- 9.7%
-------------------------------------------------------------------------------------
 $   900     Health Fac. Fin. Auth. Rev.,
               Ser. A, 1.60%, 5/1/02 (MBIA)            VMIG1/A1+       $    900,000

             Irvine Improvement Board Act
               1915, Special Assessment,
   2,400       1.65%, 5/1/02 (Bayerische)               VMIG1/NR          2,400,000
     500       1.65%, 5/1/02 (KBC Bank, NV)             VMIG1/A1            500,000

  10,003     Los Angeles Wastewater Syst.
               Rev., Ser. 318, 8.04%, 5/6/02
               (FGIC)++                                  NR/NR            9,461,765

   1,000     Orange Cnty., Sanitation Dists.,
               CP Ser. B, 1.65%, 5/1/02                VMIG1/A1+          1,000,000

             Orange Cnty., Special Financing
               Auth. Teeter Plan Rev.,
               (AMBAC)
   1,900       1.60%, 5/1/1/02, Ser. C                 VMIG1/A1+          1,900,000
     900       1.60%, 5/1/02, Ser. D                   VMIG1/A1             900,000

  22,500     State, GO, RITES, Ser. 898-R,
               7.873%, 5/6/02++                          A1/A+           21,109,050

     350     Turlock Irrigation Dist., CP,
               (Societe Generale), 1.60%,
               5/1/02                                    NR/A1+             350,000
                                                                       ------------
             Total Short-Term Variable Rate Demand Notes
               (cost - $38,835,238)                                      38,520,815
                                                                       ------------
             TOTAL INVESTMENTS - 98.8%
               (cost - $396,157,729++)                                 $391,876,672

             OTHER ASSETS LESS LIABILITIES - 1.2%                         4,805,212
                                                                       ------------
             NET ASSETS - 100.0%                                       $396,681,884
                                                                       ------------

-------------
++ The cost basis of portfolio securities for federal income tax purposes is $396,157,729. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,080,771, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $6,361,828, and net unrealized depreciation for federal income tax purposes is $4,281,057.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      | 4.30.02 | PIMCO Municipal Income Funds Annual Report  15

PIMCO NEW YORK MUNICIPAL INCOME FUND
April 30, 2002


Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)       Value**
-----------------------------------------------------------------------------------
NEW YORK MUNICIPAL BONDS & NOTES -- 79.3%
-----------------------------------------------------------------------------------
 $ 3,265     Albany Indl. Dev. Agcy. Civic Fac.
               Rev., Ser. A, 5.30%, 4/1/29               Baa1/NR       $  3,160,324

             Long Island Power Auth. Elec.
               Syst. Rev.,
   1,000       5.375%, 5/1/33, Ser. L                    Baa1/A-            980,040
   6,300       5.50%, 12/1/29, Ser. A                    Baa1/A-          6,374,277

   2,500     Monroe Tobacco Asset
               Securitization Corp. Rev.,
               6.375%, 6/1/35                             A1/A            2,618,150

   5,000     New York City, GO, Ser. J,
               5.125%, 5/15/29 (MBIA)                    Aaa/AAA          4,874,950

   2,000     New York City Indl. Dev. Agcy.
               Rev., 6.00%, 11/1/28                       NR/NR           1,595,500

             New York City Muni. Water
               Fin. Auth., Water & Sewer
               Syst., Rev.,
   7,605       4.75%, 6/15/31, Ser. A, (FGIC)            Aaa/AAA          6,976,903
   7,000       5.125%, 6/15/21, Ser. A (AMBAC)           Aaa/AAA          7,026,950
   5,000       5.125%, 6/15/33, Ser. C                   Aa2/AA           4,896,900
   5,000       5.25%, 6/15/25, Ser. D                    Aa2/AA           5,019,150

   3,250     New York City Transitional Fin.
               Auth., Rev., Ser. B,
               4.75%, 11/15/23,                          Aa2/AA+          3,049,800

   2,000     Port Auth. of New York & New
               Jersey Rev., 5.00%, 7/15/28                A1/AA-          1,907,220

   6,550     State Dormitory Auth. Lease Rev.,
               Ser. 1, 4.75%, 1/15/29 (FSA)              Aaa/AAA          6,037,986

   1,535     State Dormitory Auth. Rev.,
               FHA-Mortgage Nursing Home
               Rev., 5.40%-5.50%,
               2/1/31-2/1/41 (MBIA)                      Aaa/AAA          1,547,929

   8,000     State Dormitory Auth. Rev.,
               FHA-NY & Presbyterian Hosp.,
               4.75%, 8/1/27 (AMBAC)                     Aaa/AAA          7,411,840

  11,800     State Dormitory Auth. Rev.,
               Lenox Hill Hosp. Oblig. Group,
               5.50%, 7/1/30                              A3/NR          11,799,056

  13,000     State Dormitory Auth. Rev.,
               Mental Health Services Fac.,
               Improvement, Ser. D, 4.75%,
               2/15/25 (MBIA)                            Aaa/AAA         12,124,710

   8,325     State Dormitory Auth. Rev.,
               Mount Sinai Health, Ser. A
               6.50%-6.625%, 7/1/18-7/1/25               Baa2/BBB         8,851,046

     845     State Dormitory Auth. Rev.,
               New York Univ., Ser. 2
               5.50%, 7/1/20-7/1/21 (AMBAC)              Aaa/AAA            879,501

             State Dormitory Auth. Rev., State
               Univ. Educational Fac., Ser. B,
   3,315       4.75%, 5/15/28 (FSA)                      Aaa/AAA          3,063,458
   6,000       4.75%, 5/15/28 (MBIA)                     Aaa/AAA          5,544,720
   6,000       5.25%, 5/15/19                             A3/AA-          6,240,540

   1,275     State Dormitory Auth. Rev.,
               Winthrop Univ. Hosp. Assoc.,
               Ser. A, 5.25%, 7/1/31 (AMBAC)             Aaa/AAA          1,265,488

   5,000     State Thruway Auth. General
               Rev., Ser. E , 4.75%, 1/1/19              Aa3/AA-          4,837,500

   3,975     State Urban Dev. Corp. Rev.,
               Ser. B, 4.75%, 1/1/28 (AMBAC)             Aaa/AAA          3,675,245

   3,125     Tobacco Trust II Rev.,
               5.625%-5.75%, 6/1/35-6/1/43                A1/A            3,045,109

   5,000     Triborough Bridge & Tunnel Auth.,
               Rev., Ser. A, 5.00%, 1/1/32               Aa3/AA-          4,740,850
                                                                       ------------
             Total New York Municipal Bonds & Notes
               (cost - $130,953,982)                                    129,545,142
                                                                       ------------
-----------------------------------------------------------------------------------
OTHER MUNICIPAL BONDS & NOTES -- 9.3%
-----------------------------------------------------------------------------------
             LOUISIANA -- 0.4%
     750     Tobacco Settlement Finance
               Corp., Ser. 2001-B,
               5.875%, 5/15/39                            A1/A              676,928
                                                                       ------------
             PUERTO RICO -- 8.9%
   3,480     Commonwealth, GO,
               5.00%, 7/1/27, (AMBAC)                    Aaa/AAA          3,455,118

   5,000     Commonwealth Hwy. &
               Transportation Auth. Rev.,
               Ser. A, 4.75%, 7/1/38                     Baa1/A           4,626,950

   1,610     Elec. Power Auth. Rev., Ser DD,
               5.00%, 7/1/28 (FSA)                       Aaa/AAA          1,595,961

   5,000     Public Fin. Corp. Rev., Ser. A,
               5.00%, 8/1/31 (MBIA)                      Aaa/AAA          4,931,550
                                                                       ------------
                                                                         14,609,579
                                                                       ------------
             Total Other Municipal Bonds & Notes
               (cost - $15,696,475)                                      15,286,507
                                                                       ------------


16 PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS (CONCL.)
PIMCO NEW YORK MUNICIPAL INCOME FUND
April 30, 2002

Principal
   Amount                                            Credit Rating*
    (000)                                             (Moody's/S&P)       Value**
-----------------------------------------------------------------------------------
NEW YORK SHORT-TERM VARIABLE RATE DEMAND NOTES*** -- 9.4%
-----------------------------------------------------------------------------------
   $ 200     New York City, GO, Ser. A7,
               1.65%, 5/1/02                            VMIG1/A1+      $    200,000
             New York City Transitional Fin.
               Auth., Rev.,
     200       1.65%, 5/1/02, Ser. C                    VMIG1/A1+           200,000
   5,173       7.46%, 5/2/02, Ser. 362++                 Aa2/NR           4,460,247
             Tobacco Trust II Rev., RITES
   4,000       9.168%, 5/6/02,++                          A1/A            3,794,640
   6,500       9.418%, 5/6/02, 886-B++                    A1/A            6,677,905
                                                                       ------------
             Total Short-Term Variable Rate Demand Notes
               (cost - $15,867,630)                                      15,332,792
                                                                       ------------
             TOTAL INVESTMENTS -- 98.0%
               (cost - $162,518,087+++)                                $160,164,441
             OTHER ASSETS LESS LIABILITIES -- 2.0%                        3,248,223
                                                                       ------------
             NET ASSETS -- 100.0%                                      $163,412,664
                                                                       ------------

----------------------

+++ The cost basis of portfolio securities for federal income tax purposes is $162,521,737. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $823,621, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $3,180,917, and net unrealized depreciation for federal income tax purposes is $2,357,296.

----------------------
*     Unaudited

** Long-term debt securities are valued by an independent pricing service authorized by the Board of Trustees.

*** Variable Rate Demand Notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change. Interest rate shown is the rate in effect on April 30, 2002.

++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional investors. At April 30, 2002, these securities amounted to $54,834,379 or 10.2% of net assets, $30,570,815 or 7.7% of net assets and $14,932,792 or 9.1% of net assets, for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund, respectively.

Glossary:
AMBAC -- insured by American Municipal Bond Assurance Corp.
CP -- Certificate of Participation
FGIC -- insured by Financial Guaranty Insurance Co.
FHA -- insured by Federal Housing Administration
FSA -- insured by Financial Security Assurance, Inc.
GO -- General Obligation Bonds
MBIA -- insured by Municipal Bond Investors Assurance
NR -- not rated
RITES -- Residual Interest Trust

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      | 4.30.02 | PIMCO Municipal Income Funds Annual Report  17

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2002

                                                                                                       CALIFORNIA       NEW YORK
                                                                                      MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                                    ------------      ------------    ------------
ASSETS:
Investments, at value (cost -- $531,480,575, $396,157,729 and $162,518,087,
  respectively)                                                                     $528,246,856      $391,876,672    $160,164,441
--------------------------------------------------------------------------------    ------------      ------------    ------------
Cash                                                                                   1,172,176           125,649          39,409
--------------------------------------------------------------------------------    ------------      ------------    ------------
Interest receivable                                                                   11,036,949         6,230,259       3,835,970
--------------------------------------------------------------------------------    ------------      ------------    ------------
Receivable for investments called                                                        439,000                --              --
--------------------------------------------------------------------------------    ------------      ------------    ------------
Prepaid expenses                                                                          47,312            41,218          45,674
--------------------------------------------------------------------------------    ------------      ------------    ------------
  Total Assets                                                                       540,942,293       398,273,798     164,085,494
--------------------------------------------------------------------------------    ------------      ------------    ------------

LIABILITIES:
Dividends payable to common and preferred shareholders                                 1,964,430         1,375,017         559,312
--------------------------------------------------------------------------------    ------------      ------------    ------------
Investment management fees payable                                                       198,181           145,930          60,199
--------------------------------------------------------------------------------    ------------      ------------    ------------
Accrued expenses                                                                          76,732            70,967          53,319
--------------------------------------------------------------------------------    ------------      ------------    ------------
  Total Liabilities                                                                    2,239,343         1,591,914         672,830
--------------------------------------------------------------------------------    ------------      ------------    ------------
Preferred shares ($25,000 net asset and liquidation value per share applicable
  to 8,000, 6,000 and 2,520, shares issued and outstanding, respectively)           $200,000,000      $150,000,000    $ 63,000,000
--------------------------------------------------------------------------------    ------------      ------------    ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                        $338,702,950      $246,681,884    $100,412,664
--------------------------------------------------------------------------------    ------------      ------------    ------------

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Common stock (no par value):
Paid-in capital                                                                     $338,229,277      $249,971,593    $102,302,628
--------------------------------------------------------------------------------    ------------      ------------    ------------
Undistributed net investment income                                                    2,685,291         1,101,271         428,915
--------------------------------------------------------------------------------    ------------      ------------    ------------
Net realized gain (loss) on investments                                                1,022,101          (109,923)         34,767
--------------------------------------------------------------------------------    ------------      ------------    ------------
Net unrealized depreciation of investments                                            (3,233,719)       (4,281,057)     (2,353,646)
--------------------------------------------------------------------------------    ------------      ------------    ------------
  Net assets applicable to common shareholders                                      $338,702,950      $246,681,884    $100,412,664
--------------------------------------------------------------------------------    ------------      ------------    ------------
Common shares outstanding                                                             23,826,914        17,615,418       7,215,819
--------------------------------------------------------------------------------    ------------      ------------    ------------
NET ASSET VALUE PER COMMON SHARE                                                          $14.22            $14.00          $13.92
--------------------------------------------------------------------------------    ------------      ------------    ------------







18  PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
For the period June 29, 2001* through April 30, 2002

                                                                                                CALIFORNIA          NEW YORK
                                                                              MUNICIPAL          MUNICIPAL          MUNICIPAL
                                                                            -------------     --------------      -------------
INTEREST INCOME:
Interest                                                                     $24,151,896        $16,556,487        $6,724,899
------------------------------------------------------------------------    -------------     --------------      -------------
EXPENSES:
Investment management fees                                                     2,733,570          2,024,836           824,313
------------------------------------------------------------------------    -------------     --------------      -------------
Auction agent fees and commissions                                               354,153            262,115           109,782
------------------------------------------------------------------------    -------------     --------------      -------------
Custodian fees                                                                    85,459             72,966            46,660
------------------------------------------------------------------------    -------------     --------------      -------------
Legal fees                                                                        77,545             64,667            33,015
------------------------------------------------------------------------    -------------     --------------      -------------
Audit and tax service fees                                                        55,532             50,864            32,232
------------------------------------------------------------------------    -------------     --------------      -------------
Trustees' fees                                                                    39,526             28,951            12,383
------------------------------------------------------------------------    -------------     --------------      -------------
Transfer agent fees                                                               28,655             27,359            27,867
------------------------------------------------------------------------    -------------     --------------      -------------
Reports to shareholders                                                           18,254             13,666             7,154
------------------------------------------------------------------------    -------------     --------------      -------------
Miscellaneous                                                                     34,590             33,012            24,338
------------------------------------------------------------------------    -------------     --------------      -------------
  Total expenses                                                               3,427,284          2,578,436         1,117,744
------------------------------------------------------------------------    -------------     --------------      -------------
  Less: investment management fee waiver                                        (841,098)          (623,026)         (253,635)
------------------------------------------------------------------------    -------------     --------------      -------------
        expense offset                                                           (85,459)           (72,966)          (46,660)
------------------------------------------------------------------------    -------------     --------------      -------------
  Net expenses                                                                 2,500,727          1,882,444           817,449
------------------------------------------------------------------------    -------------     --------------      -------------
NET INVESTMENT INCOME                                                         21,651,169         14,674,043         5,907,450
------------------------------------------------------------------------    -------------     --------------      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                                        1,524,327           (109,923)          449,411
------------------------------------------------------------------------    -------------     --------------      -------------
Net unrealized depreciation of investments                                    (3,233,719)        (4,281,057)       (2,353,646)
------------------------------------------------------------------------    -------------     --------------      -------------
Net realized and unrealized loss on investments                               (1,709,392)        (4,390,980)       (1,904,235)
------------------------------------------------------------------------    -------------     --------------      -------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS               19,941,777         10,283,063         4,003,215
------------------------------------------------------------------------    -------------     --------------      -------------
DIVIDENDS AND DISTRIBUTIONS ON PREFERRED SHARES FROM:
------------------------------------------------------------------------    -------------     --------------      -------------
  Net investment income                                                       (2,110,712)        (1,586,830)         (635,639)
------------------------------------------------------------------------    -------------     --------------      -------------
  Net realized gains                                                             (63,733)                --           (54,140)
------------------------------------------------------------------------    -------------     --------------      -------------
Total dividends and distributions on preferred shares                         (2,174,445)        (1,586,830)         (689,779)
------------------------------------------------------------------------    -------------     --------------      -------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING
FROM INVESTMENT OPERATIONS                                                   $17,767,332        $ 8,696,233        $3,313,436
------------------------------------------------------------------------    -------------     --------------      -------------


*  Commencement of operations.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      | 4.30.02 | PIMCO Municipal Income Funds Annual Report  19

STATEMENTS OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS For the period June 29, 2001* through April 30, 2002

                                                                                                      CALIFORNIA       NEW YORK
                                                                                     MUNICIPAL         MUNICIPAL       MUNICIPAL
                                                                                   -------------     ------------    -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------
Net investment income                                                              $ 21,651,169      $ 14,674,043    $  5,907,450
------------------------------------------------------------------------------     -------------     ------------    -------------
Net realized gain (loss) on investments                                               1,524,327          (109,923)        449,411
------------------------------------------------------------------------------     -------------     ------------    -------------
Net unrealized depreciation of investments                                           (3,233,719)       (4,281,057)     (2,353,646)
------------------------------------------------------------------------------     -------------     ------------    -------------
  Net increase in net assets resulting from investment operations                    19,941,777        10,283,063       4,003,215
------------------------------------------------------------------------------     -------------     ------------    -------------
DIVIDENDS AND DISTRIBUTIONS ON PREFERRED SHARES FROM:
Net investment income                                                                (2,110,712)       (1,586,830)       (635,639)
------------------------------------------------------------------------------     -------------     ------------    -------------
Net realized gains                                                                      (63,733)               --         (54,140)
------------------------------------------------------------------------------     -------------     ------------    -------------
Total dividends and distributions on preferred shares                                (2,174,445)       (1,586,830)       (689,779)
------------------------------------------------------------------------------     -------------     ------------    -------------
Net increase in net assets applicable to common shareholders resulting from
  investment operations                                                              17,767,332         8,696,233       3,313,436
------------------------------------------------------------------------------     -------------     ------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net investment income                                                               (16,855,166)      (11,985,942)     (4,842,896)
------------------------------------------------------------------------------     -------------     ------------    -------------
Net realized gains                                                                     (438,493)               --        (360,504)
------------------------------------------------------------------------------     -------------     ------------    -------------
Total dividends and distributions to common shareholders                            (17,293,659)      (11,985,942)     (5,203,400)
------------------------------------------------------------------------------     -------------     ------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of common stock                                          339,359,250       250,401,000     102,137,250
------------------------------------------------------------------------------     -------------     ------------    -------------
Preferred shares underwriting discount charged to paid-in capital                    (2,000,000)       (1,500,000)       (630,000)
------------------------------------------------------------------------------     -------------     ------------    -------------
Common stock and preferred shares offering costs charged to paid-in capital          (1,045,700)         (888,423)       (419,314)
------------------------------------------------------------------------------     -------------     ------------    -------------
Reinvestment of dividends and distributions                                           1,815,722         1,859,011       1,114,687
------------------------------------------------------------------------------     -------------     ------------    -------------
  Net increase in capital share transactions                                        338,129,272       249,871,588     102,202,623
------------------------------------------------------------------------------     -------------     ------------    -------------
Total increase in net assets applicable to common shareholders                      338,602,945       246,581,879     100,312,659
------------------------------------------------------------------------------     -------------     ------------    -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                                     100,005           100,005         100,005
------------------------------------------------------------------------------     -------------     ------------    -------------
End of period (including undistributed net investment income of $2,685,291,
  $1,101,271 and $428,915, respectively)                                           $338,702,950      $246,681,884    $100,412,664
------------------------------------------------------------------------------     -------------     ------------    -------------
COMMON SHARES ISSUED AND REINVESTED:
Issued                                                                               23,690,000        17,480,000       7,130,000
------------------------------------------------------------------------------     -------------     ------------    -------------
Issued in reinvestment of dividends and distributions                                   130,247           128,751          79,152
------------------------------------------------------------------------------     -------------     ------------    -------------
NET INCREASE                                                                         23,820,247        17,608,751       7,209,152
------------------------------------------------------------------------------     -------------     ------------    -------------


*  Commencement of operations.

20  PIMCO Municipal Income Funds Annual Report | 4.30.02 |

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
April 30, 2002


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
PIMCO Municipal Income Fund ("Municipal"), PIMCO California Municipal Income Fund ("California Municipal") and PIMCO New York Municipal Income Fund ("New York Municipal"), collectively referred to as the "Funds", were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 6,667 shares of beneficial interest of each Fund at an aggregate purchase price of $100,005 per Fund to PIMCO Funds Advisors LLC, formerly PIMCO Advisors LP (the "Investment Manager"), an indirect, majority-owned subsidiary of Allianz AG.

Municipal, California Municipal and New York Municipal issued 20,600,000, 15,200,000 and 6,200,000 shares of common stock, respectively, in their initial public offerings. An additional 3,090,000, 2,280,000 and 930,000 shares of Municipal, California Municipal and New York Municipal, respectively, were issued in connection with the exercise of the underwriters over-allotment option on June 26, 2001. These shares were all issued at $15.00 per share before underwriting discount of $0.67 per share. Offering costs of $710,700, $524,400 and $213,900 (representing $0.03 per share for each Fund), for Municipal, California Municipal and New York Municipal, respectively, were offset against the proceeds of the offerings and have been charged to paid-in capital. The Investment Manager has paid all offering costs (other than the sales load) and organizational expenses exceeding $0.03 per share for each Fund.

In addition, the underwriters discount and offering costs associated with the Funds' issuance of Preferred Shares in the amounts of $2,000,000 and $335,000, $1,500,000 and $364,023 and $630,000 and $205,414, for Municipal, California
Municipal and New York Municipal, respectively, have been charged to paid-in capital.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds:

(A) VALUATION OF INVESTMENTS
Debt securities are valued daily by an independent pricing service approved by the Boards of Trustees. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Boards of Trustees. Municipal invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California income taxes. New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES
The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of their taxable ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax. New York Municipal has selected June 30, 2002 as its year end for income tax purposes. At June 30, 2001, New York Municipal did not have any undistributed tax exempt income, ordinary income or capital gains. Additionally, New York Municipal incurred no book/tax differences.

The tax character of dividends and distributions for Municipal Income for the period June 29, 2001 (commencement of operations) through April 30, 2002 was:

Ordinary income                                        $628,190
Tax exempt income                                   $18,839,914

At April 30, 2002, Municipal Income had tax basis distributable earnings of:

Undistributed ordinary income                        $1,022,101
Undistributed tax exempt income                      $2,685,291

The tax character of dividends and distributions for California Municipal for the period June 29, 2001 (commencement of operations) through April 30, 2002 was:

Ordinary income                                        $123,015
Tax exempt income                                   $13,449,757

At April 30, 2002, California Municipal had tax basis distributable earnings of:

Undistributed tax exempt income                      $1,101,271

At April 30, 2002, California Municipal had a capital loss carryforward of $2,250, all of which expires in 2010, available as a reduction to the extent provided in the regulations, of any


                        4.30.02 | PIMCO Municipal Income Funds Annual Report 21 future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, California Municipal elected to defer realized capital losses of $107,673, arising after October 31, 2001. Such losses are treated for tax purposes as arising on May 1, 2002.

(C) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(D) DIVIDENDS AND DISTRIBUTIONS -- COMMON STOCK
The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(E) EXPENSE OFFSET
The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.

2. INVESTMENT MANAGER AND SUB-ADVISER
Each Fund has entered into an Investment Management Agreement (the "Agreements") with the Investment Manager to serve as Investment Manager to each Fund. Subject to the supervision of each Fund's Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager will receive an annual fee, payable monthly, at the annual rate of 0.65% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding). In order to reduce Fund expenses, the Investment Manager has contractually agreed to reimburse each Fund for fees and expenses at the annual rate of 0.20% of the Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding) from the commencement of operations through June 30, 2006, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the "Sub-Adviser") to manage each Fund's investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions with respect to each Fund's assets. The Investment Manager (not the Funds) pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.37% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding). The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.25% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding) from the commencement of the Funds' operations through June 30, 2006, and will receive an increasing amount (not to exceed 0.37% of each Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding) thereafter through June 30, 2009. The Investment Manager informed the Funds that it paid the Sub-Adviser $1,051,373, $778,783 and $317,043 in connection with sub-advisory services for Municipal, California Municipal and New York Municipal, respectively, for the period ended April 30, 2002.

3. INVESTMENTS IN SECURITIES
For the period ended April 30, 2002, purchases and sales of investments, other than short-term securities, were as follows:

                                 California         New York
                Municipal         Municipal         Municipal
              ------------      ------------      ------------
Purchases     $713,911,162      $559,950,008      $236,322,993
Sales         $183,858,919      $164,174,542      $ 74,235,690

4. CAPITAL
The Funds have an unlimited amount of no par value common stock authorized.

5. AUCTION PREFERRED SHARES
Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series E each with a net asset and liquidation value of $25,000 per share plus accrued dividends.


22  PIMCO Municipal Income Funds Annual Report | 4.30.02

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the period ended April 30, 2002, the annualized dividend rates ranged from:

                                                        At
                             High         Low         4/30/02
                          ----------   ----------   -----------
Municipal:
----------
  Series A                   2.23%        1.00%        1.55%
  Series B                   2.20%        1.10%        1.20%
  Series C                   2.25%        1.00%        1.20%
  Series D                   2.25%        0.99%        1.15%
  Series E                   2.25%        1.15%        1.55%
California Municipal:
---------------------
  Series A                   2.05%        1.20%        1.60%
  Series B                  2.125%        1.00%        1.50%
  Series C                   2.05%        1.00%        1.50%
New York Municipal:
-------------------
  Series A                   2.30%        0.90%        1.50%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. SUBSEQUENT DIVIDEND DECLARATIONS - COMMON SHAREHOLDERS
On May 1, 2002, the following dividends were declared to common shareholders payable June 3, 2002 to shareholders of record on May 10, 2002:

Municipal                            $0.08125 per common share
California Municipal                   $0.077 per common share
New York Municipal                     $0.075 per common share

On June 3, 2002, the following dividends were declared to common shareholders payable July 1, 2002 to shareholders of record on June 14, 2002:

Municipal                            $0.08125 per common share
California Municipal                   $0.077 per common share
New York Municipal                     $0.075 per common share



                        4.30.02 | PIMCO Municipal Income Funds Annual Report  23

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding for the period June 29, 2001* through April 30, 2002:

                                                                                               CALIFORNIA         NEW YORK
                                                                            MUNICIPAL           MUNICIPAL         MUNICIPAL
                                                                            ---------          ----------         ---------
Net asset value, beginning of period**                                        $14.33             $14.33             $14.33
--------------------------------------------------------------------        ---------          ----------         ---------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------        ---------          ----------         ---------
Net investment income                                                           0.91               0.83               0.82
--------------------------------------------------------------------        ---------          ----------         ---------
Net realized and unrealized loss on investments                                (0.07)             (0.25)             (0.26)
--------------------------------------------------------------------        ---------          ----------         ---------
  Total from investment operations                                              0.84               0.58               0.56
--------------------------------------------------------------------        ---------          ----------         ---------
DIVIDENDS AND DISTRIBUTIONS ON PREFERRED SHARES FROM:
--------------------------------------------------------------------        ---------          ----------         ---------
Net investment income                                                          (0.09)             (0.09)             (0.09)
--------------------------------------------------------------------        ---------          ----------         ---------
Net realized gains                                                             (0.00)+               --              (0.01)
--------------------------------------------------------------------        ---------          ----------         ---------
Total dividends and distributions on preferred shares                          (0.09)             (0.09)             (0.10)
--------------------------------------------------------------------        ---------          ----------         ---------
Net increase in net assets applicable to common shares resulting
  from investment operations                                                    0.75               0.49               0.46
--------------------------------------------------------------------        ---------          ----------         ---------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
--------------------------------------------------------------------        ---------          ----------         ---------
Net investment income                                                          (0.71)             (0.68)             (0.67)
--------------------------------------------------------------------        ---------          ----------         ---------
Net realized gains                                                             (0.02)                --              (0.05)
--------------------------------------------------------------------        ---------          ----------         ---------
  Total dividends and distributions to common shareholders                     (0.73)             (0.68)             (0.72)
--------------------------------------------------------------------        ---------          ----------         ---------
CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------        ---------          ----------         ---------
Common stock offering costs charged to paid-in capital                         (0.03)             (0.03)             (0.03)
--------------------------------------------------------------------        ---------          ----------         ---------
Preferred shares offering costs/underwriting discounts charged to
  paid-in capital                                                              (0.10)             (0.11)             (0.12)
--------------------------------------------------------------------        ---------          ----------         ---------
  Total capital share transactions                                             (0.13)             (0.14)             (0.15)
--------------------------------------------------------------------        ---------          ----------         ---------
Net asset value, end of period                                                $14.22             $14.00             $13.92
--------------------------------------------------------------------        ---------          ----------         ---------
Market price, end of period                                                   $14.70             $14.71             $14.20
--------------------------------------------------------------------        ---------          ----------         ---------
TOTAL INVESTMENT RETURN (1)                                                      3.1%               2.8%              (0.3)%
--------------------------------------------------------------------        ---------          ----------         ---------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------        ---------          ----------         ---------
Net assets applicable to common shareholders, end of period (000)           $338,703           $246,682           $100,413
--------------------------------------------------------------------        ---------          ----------         ---------
Ratio of expenses to average net assets (2)(3)(4)                               0.91%(5)           0.94%(6)           1.04%(7)
--------------------------------------------------------------------        ---------          ----------         ---------
Ratio of net investment income to average net assets (2)(4)                     7.64%(5)           7.03%(6)           7.07%(7)
--------------------------------------------------------------------        ---------          ----------         ---------
Preferred shares asset coverage per share                                    $67,332            $66,109            $64,834
--------------------------------------------------------------------        ---------          ----------         ---------
Portfolio turnover                                                                38%                45%                51%
--------------------------------------------------------------------        ---------          ----------         ---------


 *    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.
 +    Less than $0.005 per share
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds' dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3) Inclusive of expenses offset by earning credits from custodian bank. (See note 1e in Notes to Financial Statements).
(4)   Annualized
(5) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.21% (annualized) and 7.34% (annualized), respectively.
(6) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.24% (annualized) and 6.73% (annualized), respectively.
(7) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.34% (annualized) and 6.77% (annualized), respectively.


24  PIMCO Municipal Income Funds Annual Report | 4.30.02

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of:
PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of each of PIMCO Municipal Income Fund, California Municipal Income Fund and New York Municipal Income Fund (collectively hereafter referred to as the "Funds") at April 30, 2002, and the results of each of their operations, the changes in each of their net assets applicable to common shareholders and each of their financial highlights for the period June 29, 2001 (commencement of operations) through April 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
June 20, 2002



                        4.30.02 | PIMCO Municipal Income Funds Annual Report  25

TAX INFORMATION

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds' tax year end (April 30, 2002 for Municipal and California Municipal and June 30, 2002 for New York Municipal) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Accordingly, we are advising that substantially all dividends paid from net investment income for Municipal and California Municipal during the tax period ended April 30, 2002 were federally exempt interest dividends. Although these Funds invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax year which are taxable were:

Municipal                                          3.24%
California Municipal                               0.91%

Per share dividends for the tax year ended April 30, 2002 were as follows:

  MUNICIPAL:
    Dividends to common sharholders from net investment income         $0.7095
    Dividends to preferred shareholders from net investment income     $263.839
    Distributions to common shareholders from net realized gains       $0.0185
    Distributions to preferred shareholders from net realized gains    $7.97
  CALIFORNIA MUNICIPAL:
    Dividends to common shareholders from net investment income        $0.6830
    Dividends to preferred shareholders from net investment income     $264.47

Similar information as indicated above will be provided to shareholders of New York Municipal within 60 days of June 30, 2002.

Since the Funds' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2002. In January 2003, you will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2002. The amount that will be reported, will be the amount to use on your 2002 federal income tax return and may differ from the amount which must be reported in connection with each Fund's tax year ended April 30, 2002 or June 30, 2002. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the income received from the Funds. An allocation of interest by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.


26  PIMCO Municipal Income Funds Annual Report | 4.30.02

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, whose broker or nominee elects not to participate on the investor's behalf), will be paid in cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 400 Belleview Parkway, Wilmington, DE 19809, telephone number 1-800-331-1710.


OTHER INFORMATION:

Since June 29, 2001 (commencement of operations of the Funds), there has been no: (i) material changes in the Funds' investment objectives or policies; (ii) changes to the Funds' charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Funds; or (iv) change in the person primarily responsible for the day-to-day management of each Fund's portfolio.


                        4.30.02 | PIMCO Municipal Income Funds Annual Report  27

BOARD OF TRUSTEES


STEPHEN J. TREADWAY, CHAIRMAN, PRESIDENT, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 54
Trustee since: 2001
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Principal Occupation(s) During Past 5 Years: Managing Director of Allianz Dresdner Asset Management of America L.P., and Managing Director and Chief Executive Officer of PIMCO Funds Distributors LLC. Mr. Treadway serves as a director/trustee and holds various executive officer positions in connection with Allianz Dresdner Asset Management of America L.P.'s affiliated open and closed-end mutual funds.

PAUL BELICA, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 80
Trustee since: 2001
Trustee of 6 funds in Fund Complex
Trustee of 2 funds outside of Fund Complex

Principal Occupation(s) During Past 5 Years: Trustee, Fixed Income SHares, PIMCO Corporate Income Fund; Manager, Stratigos Fund, L.L.C., Whistler Fund, L.L.C., Xanthus Fund, L.L.C., and Wynstone Fund, L.L.C.; Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Surety Loan Funding, Inc.; Formerly Advisor, Salomon Smith Barney, Inc.; Director, The Central European Value Fund, Inc.; Deck House Inc., The Czech Republic Fund, Inc.

ROBERT E. CONNOR, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 68
Trustee since: 2001
Trustee/Director of 7 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Principal Occupation(s) During Past 5 Years: Trustee, Fixed Income SHares, PIMCO Corporate Income Fund; Director, Municipal Advantage Fund Inc.; Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Salomon Smith Barney Inc.

JOHN J. DALESSANDRO II, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 65
Trustee since: 2001
Trustee of 4 funds in Fund Complex
Trustee of no funds outside of Fund complex

Principal Occupation(s) During Past 5 Years: President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange; Trustee, PIMCO Corporate Income Fund.


28  PIMCO Municipal Income Funds Annual Report | 4.30.02

HANS W. KERTESS, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 62
Trustee since: 2001
Trustee of 4 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Principal Occupation(s) During Past 5 Years: Consultant, Dain Raucher Inc; Trustee, PIMCO Corporate Income Fund. Formerly, Managing Director, Salomon Brothers; Managing Director, Dain Raucher Inc.

R. PETER SULLIVAN III, TRUSTEE
1345 Avenue of the Americas
New York, NY 10105
Age: 65
Trustee since: 2002
Trustee of 4 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Principal Occupation(s) During Past 5 Years: Trustee, PIMCO Corporate Income Fund. Formerly, Managing Partner, Bear Wagner Specialists LLC (formerly, Wagner Stott Mercator LLC), specialist firm on the New York Stock Exchange.





                        4.30.02 | PIMCO Municipal Income Funds Annual Report  29

PRIVACY POLICY


OUR COMMITMENT TO YOU
We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

OBTAINING PERSONAL INFORMATION
In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

RESPECTING YOUR PRIVACY
We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

SHARING INFORMATION WITH THIRD PARTIES
We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

SHARING INFORMATION WITH AFFILIATES
We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

IMPLEMENTATION OF PROCEDURES
We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.


30 PIMCO Municipal Income Funds Annual Report | 4.30.02

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TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway
Chairman, President,
Principal Executive Officer & Trustee

Paul Belica
Trustee

Robert E. Connor
Trustee

John J. Dalessandro II
Trustee

Hans W. Kertess
Trustee

R. Peter Sullivan
Trustee

Mark V. McCray
Vice President

Newton B. Schott, Jr.
Vice President & Secretary

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Michael B. Zuckerman
Assistant Secretary

INVESTMENT MANAGER
PIMCO Funds Advisors LLC
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

TRANSFER AGENT, DIVIDEND PAYING
AGENT AND REGISTRAR
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA. 02210-2624

Quarterly information on the Funds is available on the PIMCO Funds website (www.pimcofunds.com)

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